UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2005



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Wisconsin                      1-11288                  39-0168610
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

     On September 29, 2005, Actuant Corporation (the "Company") announced its results of operations for the fourth quarter and fiscal year ended August 31, 2005. A copy of the press release announcing the Company's results for the fourth quarter and fiscal year ended August 31, 2005 is attached as Exhibit 99.1 to this report on Form 8-K.



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

         99.1   Press Release of the Company dated September 29, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               ACTUANT CORPORATION
                                                   (Registrant)


    Date:  September 29, 2005                By: /s/ Andrew G. Lampereur
                                                 -------------------------------
                                             Andrew G. Lampereur
                                             Executive Vice President and
                                             Chief Financial Officer



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